                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                       Date of report:         18-Jul-02

                        CIT Equipment Collateral 2002-VT1

  A Delaware               Commission File               I.R.S. Employer
  Corporation              No. 0001172747                No. 51-0407692

                             c/o Capita Corporation
                    1 CIT Drive, Livingston, New Jersey 07039
                         Telephone number: (973)740-5000

 Item 5. Other
                                  CIT Equipment Collateral 2002-VT1
                                        Monthly Servicing Report


                                                                              Determination Date:              07/18/02
                                                                               Collection Period:              06/30/02
                                                                                    Payment Date:              07/22/02

  I. AVAILABLE FUNDS

     A.  Available Pledged Revenues

          a.   Scheduled Payments Received                                                              $ 30,423,953.58
          b.   Liquidation Proceeds Allocated to Owner Trust                                                 640,422.75
          c.   Required Payoff Amounts of Prepaid Contracts                                                2,541,667.41
          d.   Required Payoff Amounts of Purchased Contracts                                                      0.00
          e.   Proceeds of Clean-up Call                                                                           0.00
          f.   Investment Earnings on Collection Account and
               Note Distribution Account                                                                      29,193.81

                                                 Total Available Pledged Revenues =                     $ 33,635,237.55

     B.  Determination of Available Funds

          a.   Total Available Pledged Revenues                                                         $ 33,635,237.55
          b.   Servicer Advances                                                                           4,171,293.99
          c.   Recoveries of  prior Servicer Advances                                                     (2,383,849.08)
          d.   Withdrawal from Cash Collateral Account                                                         8,037.16
                                                                                                        ---------------

                                                 Total Available Funds =                                $ 35,430,719.62

 II. DISTRIBUTION AMOUNTS

     A.  COLLECTION ACCOUNT DISTRIBUTIONS



             1. Servicing Fee                                                                                      615,571.14

             2. Class A-1 Note Interest Distribution                                          367,534.97
                Class A-1 Note Principal Distribution                                      29,699,392.34
                                               Aggregate Class A-1 distribution                                 30,066,927.31

             3. Class A-2 Note Interest Distribution                                          669,416.67
                Class A-2 Note Principal Distribution                                               0.00
                                               Aggregate Class A-2 distribution                                    669,416.67

             4. Class A-3 Note Interest Distribution                                        1,071,308.33
                Class A-3 Note Principal Distribution                                               0.00
                                               Aggregate Class A-3 distribution                                  1,071,308.33

             5. Class A-4 Note Interest Distribution                                          414,657.08
                Class A-4 Note Principal Distribution                                               0.00
                                               Aggregate Class A-4 distribution                                    414,657.08

             6. Deposit to the Class A Principal Account                                            0.00

             7. Class B Note Interest Distribution                                             89,606.64
                Class B Note Principal Distribution                                           880,574.97
                                                 Aggregate Class B distribution                                    970,181.61

             8. Class C Note Interest Distribution                                             54,662.72
                Class C Note Principal Distribution                                           480,313.62
                                                 Aggregate Class C distribution                                    534,976.34

             9. Class D Note Interest Distribution                                            127,053.89
                Class D Note Principal Distribution                                           960,627.25
                                                 Aggregate Class D distribution                                  1,087,681.13

            10. Deposit to the Cash Collateral Account                                                                   0.00

            11. Amounts in accordance with the CCA Loan Agreement                                                        0.00

            12. Remainder to the holder of the equity certificate                                                        0.00


                                                                       Collection Account Distributions =       35,430,719.62
                                                                                                               ==============


     B.  CASH COLLATERAL ACCOUNT DISTRIBUTIONS

             1. Payment due on the Senior Loan                                                                   2,928,815.37

             2. Payment due on the Holdback                                                                              0.00

             3. Payment to the Depositor                                                                                 0.00
                                                                                                               --------------

                                                                       Cash Collateral Account Distributions =   2,928,815.37
                                                                                                               ==============

     C.  INCORRECT DEPOSITS TO BE RETURNED TO CIT                      Collection Account Distributions =                0.00
                                                                                                               --------------


III.    INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES

       -----------------------------------------------------------------------------------------------------------------------
                     Distribution               Class A-1             Class A-2              Class A-3            Class A-4
                        Amounts                   Notes                 Notes                  Notes                Notes
       -----------------------------------------------------------------------------------------------------------------------
 1.                  Interest Due                 367,534.97            669,416.67           1,071,308.33          414,657.08
 2                   Interest Paid                367,534.97            669,416.67           1,071,308.33          414,657.08
 3                Interest Shortfall                    0.00                  0.00                   0.00                0.00
                    ((1) minus (2))
 4                  Principal Paid             29,699,392.34                  0.00                   0.00                0.00

 5             Total Distribution Amount       30,066,927.31                  0.00             414,657.08                0.00
                    ((2) plus (4))


       -----------------------------------------------------------------------------------------------------------------------
                     Distribution                Class B               Class C                Class D           Total Offered
                        Amounts                   Notes                 Notes                  Notes                Notes
       -----------------------------------------------------------------------------------------------------------------------
 1.                  Interest Due                  89,606.64             54,662.72             127,053.89        2,794,240.30
 2                   Interest Paid                 89,606.64             54,662.72             127,053.89        2,794,240.30
 3                Interest Shortfall                    0.00                  0.00                   0.00                0.00
                    ((1) minus (2))
 4                  Principal Paid                880,574.97            480,313.62             960,627.25       32,020,908.18

 5             Total Distribution Amount          970,181.61            534,976.34           1,087,681.13       33,074,423.48
                    ((2) plus (4))



 IV.   Information Regarding the Securities

     A    Summary of Balance Information

         ---------------------------------------------------------------------------------------------------------------------
                             Applicable      Principal Balance       Class Factor       Principal Balance       Class Factor
                Class          Coupon             Jul-02                Jul-02                Jun-02               Jun-02
                                Rate           Payment Date          Payment Date          Payment Date         Payment Date

         ---------------------------------------------------------------------------------------------------------------------
   a.      Class A-1 Notes        1.9600%       181,258,181.80            0.62828          210,957,574.14             0.73122
   b.      Class A-2 Notes        2.9000%       277,000,000.00            1.00000          277,000,000.00             1.00000
   c.      Class A-3 Notes        4.0300%       319,000,000.00            1.00000          319,000,000.00             1.00000
   d.      Class A-4 Notes        4.6700%       106,550,000.00            1.00000          106,550,000.00             1.00000
   e.       Class B Notes         3.9700%        26,204,555.26            0.89283           27,085,130.23             0.92283
   f.       Class C Notes         4.4400%        14,293,393.78            0.89334           14,773,707.40             0.92336
   g.       Class D Notes         5.1600%        28,586,787.55            0.89064           29,547,414.80             0.92057

   h.               Total Offered Notes         952,892,918.38                             984,913,826.56

   i.            One - Month Libor Rate                 1.8388%




 B    Other Information

  -----------------------------------------------------------------------------
                                 Scheduled               Scheduled
                             Principal Balance       Principal Balance
              Class               Jul-02                  Jun-02
                               Payment Date            Payment Date
  -----------------------------------------------------------------------------
         Class A-1 Notes        192,928,831.00          222,308,318.00


  ----------------------------------------------------------------------------------------------------------------------------
                                                          Target                Class              Target              Class
                                   Class             Principal Amount           Floor         Principal Amount         Floor
              Class             Percentage                Jul-02               Jul-02              Jun-02             Jun-02
                                                       Payment Date         Payment Date        Payment Date       Payment Date
  ----------------------------------------------------------------------------------------------------------------------------
             Class A              92.75%               883,808,181.80                         913,507,574.14
             Class B               2.75%                26,204,555.26           0.00           27,085,130.23           0.00
             Class C               1.50%                14,293,393.78           0.00           14,773,707.40           0.00
             Class D               3.00%                28,586,787.55           0.00           29,547,414.80           0.00

  V. PRINCIPAL

     A.  MONTHLY PRINCIPAL AMOUNT

             1. Principal Balance of Notes and Equity Certificates                                             984,913,826.56
                (End of Prior Collection Period)
             2. Contract Pool Principal Balance (End of Collection Period)                                     952,892,918.38
                                                                                                           ------------------

                Total monthly principal amount                                                                  32,020,908.18


     A.  PRINCIPAL BREAKDOWN                                                       No. of Accounts
                                                                                 --------------------
             1. Scheduled Principal                                                    73,005                   28,405,677.18
             2. Prepaid Contracts                                                         128                    2,541,667.41
             3. Defaulted Contracts                                                        89                    1,073,563.59
             4. Contracts purchased by CIT Financial USA, Inc.                              0                            0.00
                                                                                 --------------------------------------------

                Total Principal Breakdown                                              73,222                   32,020,908.18


 VI. CONTRACT POOL DATA

     A.  CONTRACT POOL CHARACTERISTICS
                                                     -------------------------------------------------------------------------
                                                             Original                     Jul-02                    Jun-02
                                                               Pool                    Payment Date              Payment Date
                                                     -------------------------------------------------------------------------
             1. a.  Contract Pool Balance                 1,068,496,994.00              952,892,918.38           984,913,826.56
                b.  No of Contracts                                 73,864                      73,222                   73,439
                c.  Pool Factor

             2. Weighted Average Remaining Term                      38.00                        35.5                     36.3

             3. Weighted Average Original Term                        44.1


     B.  DELINQUENCY INFORMATION

                                     -----------------------------------------------------------------------------------------
                                             % of             % of Aggregate
                                                              Required Payoff         No. Of                Aggregate Required
                                           Contracts              Amount             Accounts                 Payoff Amounts
                                     ------------------------------------------------------------------------------------------
             1. Current                      95.46%                96.12%              69,899               924,195,728.73
                31-60 days                    2.70%                 2.59%               1,977                24,854,997.74
                61-90 days                    0.95%                 0.74%                 692                 7,150,809.14
                91-120 days                   0.54%                 0.37%                 392                 3,578,878.70
                120+ days                     0.36%                 0.17%                 262                 1,676,698.82

                       Total Delinquency     100.0%                100.0%              73,222               961,457,113.13

             2. Delinquent Scheduled Payments:

                Beginning of Collection Period                                   6,776,749.84
                End of Collection Period                                         8,564,194.75
                                                                               --------------

                       Change in Delinquent Scheduled Payments                   1,787,444.91


     C.  DEFAULTED CONTRACT INFORMATION

             1. Required Payoff Amount on Defaulted Contracts                    1,073,563.59
             2. Liquidation Proceeds received                                      640,422.75
                                                                               --------------
             3. Current Liquidation Loss Amount                                    433,140.84

             4. Cumulative Liquidation Losses to date                              433,140.84

                                    % of Initial Contracts                              0.120%
                        % of Initial Contract Pool Balance                              0.041%


VII. MISCELLANEOUS INFORMATION

     A.  SERVICER ADVANCE BALANCE

          1.    Opening Servicer Advance Balance                             6,776,749.84
          2.    Current Period Servicer Advance                              4,171,293.99
          3.    Recoveries of prior Servicer Advances                       -2,383,849.08
                                                                            --------------
          4.    Ending Servicer Advance Balance                              8,564,194.75

     B.  CASH COLLATERAL ACCOUNT

             1. Applicable Rates for the Interest Period:
                a.  Libor Rate for the Interest Period                                              1.8388%
                b.  Senior Loan Interest Rate                                                       5.3388%
                c.  Holdback Amount Interest Rate                                                   7.8388%

             2. Opening Cash Collateral Account                                                                 86,179,959.82

             3. Deposit from the Collection Account                                                                      0.00

             4. Withdrawals from the Cash Collateral Account                                                        (8,037.16)

             5. Investment Earnings                                                                                135,023.07

             6. Investment Earnings Distributions:
                a.  Senior Loan Interest                                                                          -135,023.07
                b.  Senior Loan Principal                                                                                0.00
                c.  Holdback Amount Interest                                                                             0.00
                d. Holdback Amount Principal                                                                             0.00
                                                                                                              ----------------
                                 Total Investment Earnings distributions                                          -135,023.07

             7. Remaining available amount                                                                               0.00

             8. Required Cash Collateral Account Amount                                                         83,378,130.36

             9. Cash Collateral Account Surplus/ (Shortfall)                                                             0.00

            10. Distribution of CCA Surplus:
                a.  Senior Loan Principal                                                                       -2,793,792.30
                b. Holdback Amount Principal                                                                             0.00
                                                                                                              ----------------
                                 Total Distribution of Surplus                                                  -2,793,792.30

            11. Ending Cash Collateral Account                                                                  83,378,130.36

            12. Cash Collateral Account deficiency                                                                       0.00


     D.  OTHER RELATED INFORMATION

             1.  Discount Rate                                                     4.6150%

             2.  Life to Date Prepayment (CPR)                                       12.0%

             3.  Life to Date Substitutions:

                 a.  Prepayments                                        0.00

                 a.  Defaults                                           0.00

                 ----------------------------------------------------------------------------------------------------------
                                                                 Jul-02                              Jun-02
                                         Item                 Payment Date                        Payment Date
                 ----------------------------------------------------------------------------------------------------------
                 a.  Senior Loan                               24,618,832.52                       27,412,624.82
                 b.  Holdback Amount                           58,767,335.00                       58,767,335.00


   NCT Funding Company LLC, Allfirst Bank, as trustee under the Indenture, and Capita Corporation, in its individual capacity and as Servicer, DO HEREBY
CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section
  9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on 07/22/02


         This Certificate shall constitute the Servicer's Certificate as required by Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.

                               Capita Corporation

                                   Glenn Votek
                                 ----------------
                                   Glenn Votek
                     Executive Vice President, and Treasurer